UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2014

EMPIRE STATE REALTY OP, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Grand Central Place 60 East 42nd Street New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 687-8700

n/a

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a letter to the holders of Empire State Realty OP, L.P. (“ESRO”) Series ES, 60 and 250 Operating Partnership Units.

On May 8, 2014, ESRO filed a Schedule 14D-9 with respect to its Series ES, 60 and 250 Operating Partnership Units. The following is an extract from this filing:

“Independent of the MacKenzie tender offer, ESRO has preparations underway to engage in an exchange offer to all holders of ESRO’s Operating Partnership Units to exchange their common units for new preferred units which will bear a higher current dividend rate than the current distribution rate of the Units. Any such issuer exchange offer will be subject to certain limits and conditions, which will be described in an offer to purchase. We expect any such exchange offer to commence within a month.

Although ESRO has a current intention to conduct such an issuer exchange offer, there is no assurance that such transaction will be completed, and the terms of any such exchange will be determined by Empire State Realty Trust, Inc.’s Board of Directors, on behalf of ESRO, prior to commencement of such exchange.”

This filing is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the ESRO. The exchange offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials that ESRO intends to distribute to its unitholders and file with the Securities and Exchange Commission (the “SEC”). The full details of the exchange offer, including complete instructions on how to tender units, will be included in the offer to purchase, the letter of transmittal and other related materials, which ESRO will distribute to unitholders and file with the SEC upon commencement of the exchange offer. Unitholders are urged to carefully read the offer to purchase, the letter of transmittal and other related materials when they become available, because they will contain important information, including the terms and conditions of the exchange offer. Unitholders may obtain free copies of the offer to purchase, the letter of transmittal and other related materials that ESRO files with the SEC by going to the SEC’s website at http://www.sec.gov or by calling the person who will be identified for that purpose in the materials filed with the SEC at the commencement of the exchange offer. In addition, unitholders may obtain free copies of the ESRO’s filings with the SEC from ESRT’s website at http://www.empirestaterealtytrust.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Unitholder Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY OP, L.P. (Registrant)

	By:	Empire State Realty Trust, Inc., as general partner

Date: May 8, 2014	By:	/s/ Thomas N. Keltner, Jr.
	Name:	Thomas N. Keltner, Jr.
	Title:	Executive Vice President and General Counsel

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